STACEY CARAVELLA VP, INVESTOR RELATIONS

Colleen Keating, CEO o Capitalizing on unique moment Brian Povinelli, CMO o Evolving our brand to drive growth Bill Bode, COO o Executing a high value member experience Chip Ohlsson, CDO o Accelerating new club growth Jay Stasz, CFO o Bringing it all together with long-term growth outlook Q&A AGENDA

COLLEEN KEATING CHIEF EXECUTIVE OFFICER

10 YEARS OF TREMENDOUS GROWTH 2,800 CLUBS from 1,000

10 YEARS OF TREMENDOUS GROWTH 21M MEMBERS from 7M+ Nearly

GEN Z IS OUR FASTEST GROWING DEMOGRAPHIC - 2,000,000 4,000,000 6,000,000 8,000,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025 Total Membership by Age Generation 2020-2025 Gen Z Millennials Gen X Baby Boomers

WE ARE GROWING ACROSS ALL GENERATIONS 2025 2024 Baby Boomer Gen X Millennial Gen Z 1M 2M 3M 4M 5M 6M 7M 8M

RISE IN RETAIL BANKRUPTCIES 5,6001 6,2001 9,9002 2023 2024 2025 1. Sources: 2023 and 2024: CNN: cnn.com https://www.cnn.com/2024/10/25/business/the-retail-apocalypse-is-back 2. Jones Lang LaSalle: https://www.jll.com/en-us/guides/retail-closures-should-free-up-140-million-square-feet-of-much-needed-retail-space

ENHANCING OUR MEMBER EXPERIENCE ACCELERATING NEW CLUB GROWTH REFINING OUR PRODUCT & OPTIMIZING OUR LAYOUT REDEFINING OUR BRAND PROMISE

STRATEGIC IMPERATIVE #1: REDEFINING OUR BRAND PROMISE

+1 MILLION NET NEW MEMBERS THROUGH Q3 2025

5% INCREASE* ACTIVE MEMBER VISITS *Through Q3 2025

STRATEGIC IMPERATIVE #2: ENHANCING OUR MEMBER EXPERIENCE

STRATEGIC IMPERATIVE #3: REFINING OUR PRODUCT & OPTIMIZING OUR FORMAT

STRATEGIC IMPERATIVE #4: ACCELERATING NEW CLUB GROWTH

ENHANCING OUR MEMBER EXPERIENCE ACCELERATING NEW CLUB GROWTH REFINING OUR PRODUCT & OPTIMIZING OUR LAYOUT REDEFINING OUR BRAND PROMISE

EXECUTIVE LEADERSHIP TEAM Sarah Powell GENERAL COUNSEL* Paul Barber CHIEF INFORMATION OFFICER Bill Bode CHIEF OPERATING OFFICER McCall Gosselin CHIEF CORPORATE AFFAIRS OFFICER Chip Ohlsson CHIEF DEVELOPMENT OFFICER Brian Povinelli CHIEF MARKETING OFFICER Jennifer Simmons CHIEF STRATEGY OFFICER Jay Stasz CHIEF FINANCIAL OFFICER *Starts on 11/17/2025 Stacey Caravella VP, INVESTOR RELATIONS Ed Welsh SVP, PEOPLE & CULTURE

BRIAN POVINELLI CHIEF MARKETING OFFICER

33 EVOLVING THE BRAND TO DRIVE GROWTH

WHY EVOLVE NOW?

CHANGING CONSUMER Open to better image CHANGING CONSUMER

INCREASINGLY CROWDED MARKETPLACE Boutiques Digital offerings HVlp 2.0/3.0 Social content

Co py ri gh t © 2 02 5 by B os to n C on su lt in g G ro up . A ll ri gh ts r es er ve d. 9% HVlp GROWTH OUTPACING TOTAL U.S. GYM MEMBER GROWTH OF 1% SINCE 20192 TREMENDOUS OPPORTUNITY AHEAD -5% -1% -1% 9% -1% 1% Other Premium Gym Studio HVLP Mid-Tier Gym Total Market Market CAGR (%) 2019-20241

38 OUR APPROACH TO EVOLUTION…

KEY PRINCIPLES ENHANCE CUSTOMER-FIRST MENTALITY WITH DATA & INSIGHTS1 1 BUILD MORE EMOTIONAL CONNECTION WITH CONSUMERS2 LEVERAGE OUR SCALE TO DRIVE EFFICIENCIES & EFFECTIVENESS3 CREATE MORE SYNERGY WITH LOCAL & NATIONAL AD FUNDS4 IMPROVING MEMBER EXPERIENCE AND LOYALTY5

40 INVEST IN DATA/INSIGHTS TO DRIVE A CUSTOMER- FIRST MINDSET

Understanding today’s market landscape Where to play How to win DEMAND CENTERED GROWTH CONSUMER INSIGHTS RESEARCH STUDY

Drive action Build integrated plans Set our growth strategy Map our demand & position IT WILL SUPPORT...

Co py ri gh t © 2 02 5 by B os to n C on su lt in g G ro up . A ll ri gh ts r es er ve d. TWO KEY GROUPS STAND OUT Fitness Non-Members (70%)A Fitness Members (30%)B 265 M # of people (U.S. adult population) 1. Source: BCG

LAPSED MEMBERS ARE A KEY OPPORTUNITY MORE LIKELY THAN NON-MEMBERS TO ENGAGE IN PAYING FITNESS MARKET* 2X 1. *PF data

Co py ri gh t © 2 02 5 by B os to n C on su lt in g G ro up . A ll ri gh ts r es er ve d. NEED SOME GRAPHIC THAT CONCEPTUALLY SPEAKS TO A CUSTOMER SEGMENTATION MAP DEFEND ENHANCE DE-PRIORITIZE CUSTOMER SEGMENTATION

48 BUILD MORE EMOTIONAL EQUITIES

49 EMOTIONAL + FUNCTIONAL

FUNCTIONAL NEEDS Machine Variety & Availability Easy to get in-&-out Convenient Location Value for Money pf Low Price HVlp

EMOTIONAL NEEDS

EVOLVED BRAND ID COMING IN 2H 2026

56 LEVERAGE OUR SCALE

~$400M US AD FUND ~2,800 CLUBS As of September 30, 2025

1% SHIFT FROM LOCAL AD FUND TO NATIONAL AD FUND 3% 6% Beginning in 2026

WORKING MEDIA ~10% savings in local agency fees As of October 2025

60 MODERNIZE OUR MARKETING TECHNOLOGY INVESTING IN DCO DYNAMIC CREATIVE OPTIMIZATION

62 MODERNIZE OUR MARKETING TECHNOLOGY INVESTING IN CRM CUSTOMER RELATIONSHIP MANAGEMENT

63 UNLOCKING NEW MEDIA OPPORTUNITIES Logos are registered trademarks of those brands.

64 UNLOCKING NEW MEDIA OPPORTUNITIES Logos are registered trademarks of those brands.

65 ALL NATIONAL PROMOS NOW SUPPORTED BY NAF MEDIA DOLLARS

66 MEMBER EXPERIENCE

67 MEMBER-CENTERED JOURNEY MAPPING DAY 100 DAY 1

LEVERAGING AI 68

On-demand Research Customized AI Agents Innovation Workflows AI PILOT

UPLIFTER CUSTOMER PANEL

71 NEW CHANNELS

72 NEW OPPORTUNITIES

KEY PRINCIPLES ENHANCE CUSTOMER-FIRST MENTALITY WITH DATA & INSIGHTS1 1 BUILD MORE EMOTIONAL CONNECTION WITH CONSUMERS2 LEVERAGE OUR SCALE TO DRIVE EFFICIENCIES & EFFECTIVENESS3 CREATE MORE SYNERGY WITH LOCAL & NATIONAL AD FUNDS4 IMPROVING MEMBER EXPERIENCE AND LOYALTY5

BILL BODE CHIEF OPERATING OFFICER

77 EXECUTING A HIGH VALUE MEMBER EXPERIENCE

Build the largest, most inspiring fitness community where all members are proud to belong. PLANET FITNESS VISION

FIRST 100 DAYS FORMAT-OPTIMIZED CLUB BLACK CARD SPA EVOLUTION 1 2 3

FIRST 100 DAYS

Strengthen the WELCOME experience.

CONNECT KEY ELEMENTS Social Media In club Digital Systems App & Web Brand Comms Club Design Team Member Member

Recognition: ‘I feel seen’ Connected: ‘I fit in’ Continuous Value: ‘I keep getting more’ Lightly Gated: ‘I feel special’ Seamless: ‘It's intuitive’ Clear Purpose: ‘I’m part of something that matters’ BEST-IN-CLASS MEMBER EXPERIENCE

Format- Optimized Club

85 STATE OF STRENGTH

CURRENT CLUB

Reduced Cardio

Reduced Cardio

Expanded Free Weights

Expanded Free Weights

Mobility and Stretching Fit Benches HIIT Zone

Mobility and Stretching Fit Benches HIIT Zone

Additional Plate Loaded Machines

Additional Plate Loaded Machines

Half Racks – Platforms Turf (optional)

Half Racks – Platforms Turf (optional)

NEW CLUB PERFORMANCE JOINS NPS ATTRITION

Black Card Spa Evolution

CURRENT STATE FUTURE STATE

DRY PLUNGE HYPERICE RECOVERY Considerers Switchers

RED LIGHT INFRARED SAUNA WELLFIT SKIN HYDRATION RED LIGHT RECOVERY PRO

TEST & LEARN IN 2026

Members try new amenities Scan QR code OR email link Immediate Member feedback BLACK CARD SPA AMENITIES FEEDBACK Assess usability Gather feedback Influence marketing Influence training

CHIP OHLSSON CHIEF DEVELOPMENT OFFICER

ACCELERATING CLUB GROWTH

INTERNATIONAL GROWTH

Across our international markets 1 MILLION+ MEMBERS

SPAIN 10 CLUBS GROWING OUR BRAND INTERNATIONALLY *September 30, 2025 CANADA 84 CLUBS MEXICO 36 CLUBS PANAMA 8 CLUBS AUSTRALIA 25 CLUBS

…AND ALSO GROWING IN SPAIN GROWING IN SPAIN

113

STRONG AUV RAMPS

STRONG VALUE PROPOSITION 22 27.6 81 0 10 20 30 40 50 60 70 80 90 Spain Net Promoter Score Comparison Development Experience Corp Sector Avg by OCP PF

116

A DISCIPLINED APPROACH TO GLOBAL GROWTH PRIORITIZING NEW MARKET OPPORTUNITIES RECRUITING WELL-ESTABLISHED LOCAL OPERATORS SUCCESSFULLY OPEN NEW MARKETS Target: 1-2 new markets per year

DOMESTIC GROWTH

• Record low of new supply at 6.98M SF — lowest since 2000 • Negative absorption amid retail bankruptcies – likely extend into 2026 • Availability tight at 5.3% Source: MarketsGroup https://www.marketsgroup.org/news/us-retail-leasing-volume-declines-in-q2-2025-amid-uncertainty-lack-of-prime-supply Q2 2025 U.S. RETAIL REAL ESTATE

STRATEGIES TO UNLOCK REAL ESTATE OPPORTUNITIES PARTNERING WITH FRANCHISEES RELATIONSHIPS WITH LANDLORDS CONVERSION OPPORTUNITIES

•Consents and Approvals •Negotiations •Leases •Brand Favorability Data •Portfolio Reviews •Landlord and Retailer Decks •Co-Tenancy •Multiple Deals PARTNERING WITH FRANCHISEES

WHY WE'RE THE RIGHT CHOICE FOR LANDLORDS

PLANET FITNESS DRIVES TRAFFIC TO CO-TENANTS 76% of PF Members Combine Gym Visits w/ Other Shopping 89% of PF Members Shop at Retailers Within Club’s Center

DAILY VISIT DISTRIBUTION Specialty Food Retailer Planet Fitness Specialty Food Retailer Source: Placer

CONVERSION OPPORTUNITIES

BEFORE AFTER

TEXAS FAMILY FITNESS BLACK CARD SPA BEFORE

TEXAS FAMILY FITNESS BLACK CARD SPA AFTER

TEXAS FAMILY FITNESS - CARDIO AND STRENGTH BEFORE AFTER

TEXAS FAMILY FITNESS - CARDIO AND STRENGTH BEFORE AFTER

CONSTRUCTION EFFICIENCIES

~$3.0M AVERAGE CLUB COST* *Actual 2025 construction cost depends on market, size of club, and other external factors.

INNOVATIONS SUMMARY • Remove standalone counter • Reduce size • Integrate iPads into front desk LOBBY • Move behind front desk • Reduce size • Explore open ceiling • Explore shower partition LOCKER ROOMS • Reposition • Recovery modalities • Enhance visibility BLACK CARD SPA Correct

CONSTRUCTION COST TARGET REDUCTION >10% savings Category: Walls & Finishes Ceilings & Structural Fixtures Signage, Glass & Branding =

CONCEPT CLUB

CONCEPT LAYOUT

UNLOCKING TERRITORY FOR GROWTH

Right Territory - Right Real Estate - Right Franchisee 60%18% 6% 16% PROACTIVE ADA OPTIMIZATION Amended resulting in increased pipeline Terminated & resold to incumbent franchisees resulting in increased pipeline Recast with increased pipeline, and resold to existing franchisee Transferred resulting in increased pipeline INCREASED THE PIPELINE BY 28% ACROSS A SUBSET OF RECENTLY REVIEWED ADAs* *During 2025

ESTABLISH FRANCHISE SALES FUNCTION Key actions to drive accelerated growth: • Smaller ADAs, shorter timeframes with local owner/operators • Create digital marketing plan (SEO & SEM) • Calibrate real estate data and analytics FRANCHISE SALES TOOLS • Diversify and augment franchisee base • Qualify and close on new franchisee leads • Identify and close new/expanded ADAs with existing franchisees • Cultivate expanded broker network • Educate major landlords on PF value proposition as a tenant DEDICATED SALES LEADER

142

JAY STASZ CHIEF FINANCIAL OFFICER

WE'RE LEVERAGING OUR SCALE TO: DRIVE PROFITABLE GROWTH EXPAND OUR COMPETITIVE EDGE STRENGTHEN OUR INDUSTRY LEADERSHIP

PLANET FITNESS IS... AN INDUSTRY-LEADING FRANCHISED GROWTH COMPANY WITH A CAPITAL-LIGHT MODEL THAT DELIVERS STRONG CASH FLOW

Total Units Total Members CAGR: 5.9% CAGR: 9.4% Franchised Corporate-owned % Fran. CONSISTENT TRACK RECORD OF GROWTH 2,021 2,142 2,176 2,319 2,445 2,514 103 112 234 256 277 281 2,124 2,254 2,410 2,575 2,722 2,795 2020 95% 2021 95% 2022 90% 2023 90% 2024 90% Q3 2025 90% 13.5M 15.2M 17.0M 18.7M 19.7M 20.7M 2020 2021 2022 2023 2024 Q3 2025

1. See the appendix at the end of the presentation System-wide Sales ($M) Adjusted EBITDA 2 ($M) CAGR: 8.4% 1 CAGR: 11.8% 1 % Growth FCF 3 % Margin CONSISTENT TRACK RECORD OF GROWTH 2. Reflects 2019 to LTM Q3 2025 CAGR excludes impact of COVID-19 pandemic in 2020 3. Free cash flow (FCF) def ined as Adjusted EBITDA less Capital Expenditures. . $2,289 $3,209 $3,537 $3,985 $4,310 $4,623 $117 $171 $398 $476 $515 $547 $2,406 $3,380 $3,935 $4,461 $4,825 $5,170 2020 2021 40% 2022 16% 2023 13% 2024 8% Q3 2025 7% $119 $222 $366 $435 $488 $536 33% 42% 42% 43% 44% 45% 2020 $66 2021 $168 2022 $266 2023 $299 2024 $333 Q3 2025 $381 Franchised Corporate-owned

CONSISTENT TRACK RECORD OF SCS GROWTH Pre-COVID: Current: 53 straight quarters 17 straight quarters1 1. Through Q3 2025

CLUB LEVEL RETURNS CAPITAL ALLOCATION STRATEGY 3 YEAR GROWTH ALGORITHM pf1 2 3

1 CLUB LEVEL RETURNS

STRENGTHENING CLUB RETURNS •New growth model •CC and BC price increase •Blue Ribbon team •Strategic imperatives •Value engineering •Procurement

SUCCESSIVE COHORTS RAMPING FASTER IN FIRST YEAR OPEN New clubs opened in U.S. since 2H 2024 benefitting from New Growth Model and Classic Card price increase Months Open 1 2 3 4 5 6 7 8 9 10 11 12 A U V $s Monthly AUV Ramp by Cohort 1H-25 New Clubs 2H-24 New Clubs 2021 to 1H-24 New Clubs IRR Target

CAPITAL ALLOCATION2

CAPITAL ALLOCATION PRIORITIES 1 2 3 Invest in the Business Shareholder Return Optimized Capital Structure Investing in growth Committed to share buyback program Operating within target leverage levels

DISCIPLINED INVESTMENT IN BUSINESS FOR GROWTH Focused on highest return opportunities: o Scalable technology o Innovation o Corporate clubs o Opportunistic

RETURNED TO SHAREHOLDERS VIA SHARE REPURCHASES SINCE 2018 $1.5B

OPTIMIZED CAPITAL STRUCTURE Gross Leverage Ratio Total Debt/AEBITDA Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 7.0x 6.0x 5.0x 4.0x 3.0x 4.7x 4.6x 4.4x 4.8x 4.7x 4.5x 4.4x 4.2x 4.1x Target Leverage Range = 4.0-6.0x Debt structure and capacity allows for capital efficiency and reasonable leverage ratios Drivers High End of Range • Lower rate environments • Strategic Investments Low End of Range • Higer rate environments • Maintain debt capacity

3 YEAR GROWTH ALGORITHM

2026 - 2028 GROWTH ALGORITHM Adjusted EBITDA Revenue Adjusted EPS Low-Double Digit % CAGR Mid-Teens % CAGR Mid-to-High Teens % CAGR

REVENUE Rate ~75 % Volume ~25 % Franchise Corporate 3-Year Growth Targets Low-Double Digit % CAGR Same Club Sales Mid-Single % New Club Unit Growth 6-7 % Domestic International

ADJ. EBITDA SG&A Leverage Corporate Club 4-Wall Margin Expansion Expenses grow less than revenue 3-Year Growth Targets Mid-Teens % CAGR SG&A LeverageCorporate Club 4-Wall Margin Expansion

ADJ. EPS 3-Year Growth Targets Mid-to-High Teens % CAGR Interest Rates Share Repurchase

2026 - 2028 GROWTH ALGORITHM Adjusted EBITDA Revenue Adjusted EPS Low-Double Digit % CAGR Mid-Teens % CAGR Mid-to-High Teens % CAGR

PLANET FITNESS IS... AN INDUSTRY-LEADING FRANCHISED GROWTH COMPANY WITH A CAPITAL-LIGHT MODEL THAT DELIVERS STRONG CASH FLOW

# planet fitness®

# INVESTOR DAY

2025

planet fitness
INVESTOR DAY
2025

# STACEY CARAVELLA

## VP, INVESTOR RELATIONS

# PRESENTATION OF FORWARD-LOOKING STATEMENTS & FINANCIAL MEASURES

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include the Company's statements with respect to expected future performance, the Company's expected revenue, sales and club growth, club development costs, capital structure and investments, share repurchases and the timing thereof, ability to deliver future shareholder value, and other statements, estimates and projections that do not relate solely to historical facts. Forward-looking statements can be identified by words such as "anticipate," "believe," "envision," "estimate," "expect," "intend," "may," "might," "goal," "plan," "prospect," "opportunity," "predict," "project," "target," "potential," "enhance," "accelerate," "drive," "expand," "deliver," "return," "guide," "go-forward," "ahead," "exceed," "outlook," "runway," "assumption," "will," "would," "could," "should," "continue," "ongoing," "contemplate," "future," "strategy" and similar references to future periods, although not all forward-looking statements include these identifying words. Forward-looking statements are not assurances of future performance. Instead, they are based only on the Company's current beliefs, expectations and assumptions regarding the future of the business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company's control. Actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results to differ materially include competition in the fitness industry, the Company's and franchisees' ability to attract and retain members, the Company's and franchisees' ability to identify and secure suitable sites for new franchise clubs, changes in consumer demand, changes in equipment costs, the Company's ability to expand into new markets domestically and internationally, operating costs for the Company and franchisees generally, availability and cost of capital for franchisees, acquisition activity, developments and changes in laws and regulations, our substantial increased indebtedness as a result of our refinancing and securitization transactions and our ability to incur additional indebtedness or refinance that indebtedness in the future, our future financial performance and our ability to pay principal and interest on our indebtedness, our corporate structure and tax receivable agreements, failures, interruptions or security breaches of the Company's information systems or technology, general economic conditions and the other factors described in the Company's annual report on Form 10-K for the year ended December 31, 2024 and the Company's quarterly report on Form 10-Q for the quarter ended June, 30, 2025, as well as the Company's other filings with the Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in forward-looking statements, investors should not place undue reliance on forward-looking statements, which reflect the Company's views only as of the date of this press release. Except as required by law, neither the Company nor any of its affiliates or representatives undertake any obligation to provide additional information or to correct or update any information set forth in this release, whether as a result of new information, future developments or otherwise.

The financial information presented in this presentation includes non-GAAP financial measures such as Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted net income per share, diluted to provide measures that we believe are useful to investors in evaluating the Company's performance. These non-GAAP financial measures are supplemental measures of the Company's performance that are neither required by, nor presented in accordance with GAAP. These financial measures should not be considered in isolation or as substitutes for GAAP financial measures such as net income or any other performance measures derived in accordance with GAAP. In addition, in the future, the Company may incur expenses or charges such as those added back to calculate these non-GAAP measures. The Company's presentation of these non-GAAP measures should not be construed as an inference that the Company's future results will be unaffected by similar amounts or other unusual or nonrecurring items. Same club sales refers to year-over-year sales comparisons for the same club sales base of both corporate-owned and franchisee-owned clubs, which is calculated for a given period by including only sales from clubs that had sales in the comparable months of both years. We define the same club sales base to include those clubs that have been open and for which monthly membership dues have been billed for longer than 12 months. We measure same club sales based solely upon monthly dues billed to members of our corporate-owned and franchisee-owned clubs. The non-GAAP financial measures used in our long-term growth targets will differ from their most directly comparable GAAP measures in ways similar to those in reconciliations the Company has previously provided in its disclosure with the Securities and Exchange Commission (SEC). We do not provide a reconciliation of growth targets for Adjusted EBITDA or Adjusted net income per share, diluted to the most directly comparable GAAP measure because we are not able to predict with reasonable certainty the amount or nature of all items that will be included for the applicable period. Accordingly, a reconciliation of the Company's growth targets for these non-GAAP measures to the most directly comparable GAAP measure cannot be made available without unreasonable effort. These items are uncertain, depend on many factors and could have a material impact on our Adjusted EBITDA and Adjusted net income per share, diluted for the applicable period.

# AGENDA

Colleen Keating, CEO
- Capitalizing on unique moment

Brian Povinelli, CMO
- Evolving our brand to drive growth

Bill Bode, COO
- Executing a high value member experience

Chip Ohlsson, CDO
- Accelerating new club growth

Jay Stasz, CFO
- Bringing it all together with long-term growth outlook

Q&A

planet fitness®
INVESTOR DAY
2025

planet fitness
INVESTOR DAY
2025

# COLLEEN KEATING

## CHIEF EXECUTIVE OFFICER

planet fitness®

# INVESTOR DAY

2025


planet fitness
10 YEARS
OF TREMENDOUS GROWTH
2,800
CLUBS
from 1,000

# 10 YEARS

# OF TREMENDOUS GROWTH

Nearly

## 21M

## MEMBERS

from 7M+

npr

# With social prescribing, hanging out, movement and arts are doctor’s order.



For more than 30 years, Frank Frost worked as a long-distance truck driver, ferrying industrial chemicals across the United Kingdom."I worked away from home six days a week, working up to 12-15 hours a day," says Frost, now 76. "My only exercise was looking for a fast ... in the evening when I'd parked up." He

# GEN Z IS OUR FASTEST GROWING DEMOGRAPHIC


Total Membership by Age Generation 2020-2025
8,000,000
6,000,000
4,000,000
2,000,000
-
Q1
Q2
Q3
Q4
2020
2021
2022
2023
2024
2025
Gen Z
Millennials
Gen X
Baby Boomers

# WE ARE GROWING ACROSS ALL GENERATIONS


Baby Boomer
Gen X
Millennial
Gen Z
1M
2M
3M
4M
5M
6M
7M
8M
2025
2024

# RISE IN RETAIL BANKRUPTCIES


2025
9,900[2]
2024
6,200[1]
2023
5,600[1]

1. Sources: 2023 and 2024: CNN: cnn.com https://www.cnn.com/2024/10/25/business/the-retail-apocalypse-is-back
2. Jones Lang LaSalle: *https://www.jll.com/en-us/guides/retail-closures-should-free-up-140-million-square-feet-of-much-needed-retail-space*


REDEFINING OUR BRAND PROMISE
ENHANCING OUR MEMBER EXPERIENCE
REFINING OUR PRODUCT & OPTIMIZING OUR LAYOUT
ACCELERATING NEW CLUB GROWTH
planet fitness

planet fitness INVESTOR DAY 2025

# STRATEGIC IMPERATIVE #1: REDEFINING OUR BRAND PROMISE


functional training



# +1 MILLION

## NET NEW MEMBERS THROUGH Q3 2025




ACTIVE MEMBER VISITS
5%
INCREASE*
*Through Q3 2025



# STRATEGIC IMPERATIVE #2: ENHANCING OUR MEMBER EXPERIENCE





# STRATEGIC IMPERATIVE #3: REFINING OUR PRODUCT & OPTIMIZING OUR FORMAT


AMERICAN
45 LB
45 LB
BARBELL



# STRATEGIC IMPERATIVE #4: ACCELERATING NEW CLUB GROWTH


free zone





REDEFINING OUR BRAND PROMISE



ENHANCING OUR MEMBER EXPERIENCE



REFINING OUR PRODUCT & OPTIMIZING OUR LAYOUT


planet fitness

ACCELERATING NEW CLUB GROWTH

# EXECUTIVE LEADERSHIP TEAM



**Paul Barber**
CHIEF INFORMATION OFFICER



**Bill Bode**
CHIEF OPERATING OFFICER



**McCall Gosselin**
CHIEF CORPORATE AFFAIRS OFFICER



**Chip Ohlsson**
CHIEF DEVELOPMENT OFFICER



**Ed Welsh**
SVP, PEOPLE & CULTURE



**Brian Povinelli**
CHIEF MARKETING OFFICER



**Sarah Powell**
GENERAL COUNSEL*



**Jennifer Simmons**
CHIEF STRATEGY OFFICER



**Jay Stasz**
CHIEF FINANCIAL OFFICER



**Stacey Caravella**
VP, INVESTOR RELATIONS

*Starts on 11/17/2025

# planet fitness®

# INVESTOR DAY

2025

planet fitness
INVESTOR DAY
2025

# BRIAN POVINELLI

## CHIEF MARKETING OFFICER


EVOLVING
THE BRAND
TO DRIVE
GROWTH

# WHY EVOLVE NOW?




CHANGING
CONSUMER

# INCREASINGLY CROWDED MARKETPLACE

Boutiques

HVlp 2.0/3.0

planet fitness

Digital offerings

Social content

# TREMENDOUS OPPORTUNITY AHEAD

## 9% HVlp GROWTH OUTPACING TOTAL U.S. GYM MEMBER GROWTH OF 1% SINCE 2019[2]


Market CAGR (%) 2019-2024[1]
9%
1%
-1%
-1%
-1%
-5%
Other
Premium Gym
Studio
HVLP
Mid-Tier Gym
Total Market

1. IHRSA data includes studios, fitness-only, multi-purpose, YMCA/YWCA/JCC, other non-profits, and business/corporate; 2. Member defined as someone who used a health club, gym, and/or fitness studio within the past 12 months

Source: Company data; IHRSA; U.S. Bureau of Labor Statistics; Entrepreneur.com; FDDs; SEC Filings; BCG analysis


OUR
APPROACH TO
EVOLUTION...

# KEY PRINCIPLES

1. ENHANCE CUSTOMER-FIRST MENTALITY WITH DATA & INSIGHTS
2. BUILD MORE EMOTIONAL CONNECTION WITH CONSUMERS
3. LEVERAGE OUR SCALE TO DRIVE EFFICIENCIES & EFFECTIVENESS
4. CREATE MORE SYNERGY WITH LOCAL & NATIONAL AD FUNDS
5. IMPROVING MEMBER EXPERIENCE AND LOYALTY

# INVEST IN DATA/INSIGHTS TO DRIVE A CUSTOMER-FIRST MINDSET

# DEMAND CENTERED GROWTH CONSUMER INSIGHTS RESEARCH STUDY

- Understanding today's market landscape
- Where to play
- How to win

# IT WILL SUPPORT…

**Map our demand & position** › **Set our growth strategy** › **Build integrated plans** › **Drive action**

# TWO KEY GROUPS STAND OUT

planet fitness
INVESTOR DAY
2025


A
Fitness Non-Members
(70%)


B
Fitness Members
(30%)

265 M # of people (U.S. adult population)

| | |
|---|---|
| ~40M | 1 Inactive |
| 80-90M | 2 Active: unlikely to pay |
| 50-60M | 3 **Active: likely to pay** |
| 60-65M | 4 **Fitness paying members** |
| 20 M | 5 PF members |

Source: BCG

# LAPSED MEMBERS ARE A KEY OPPORTUNITY

# 2X

**MORE LIKELY THAN NON-MEMBERS TO ENGAGE IN PAYING FITNESS MARKET***

*PF data


planet fitness

# CUSTOMER SEGMENTATION


DEFEND
ENHANCE
DE-PRIORITIZE

# BUILD MORE EMOTIONAL EQUITIES

# EMOTIONAL
# + FUNCTIONAL

# FUNCTIONAL NEEDS



Low Price
Value for Money
HVlp
Machine Variety & Availability
Convenient Location
Easy to get in-&-out

# EMOTIONAL NEEDS




you belong
BEST-IN-CLASS
EQUIPMENT

# EVOLVED BRAND ID COMING IN 2H 2026

# LEVERAGE OUR SCALE


planet fitness

~$400M
US AD FUND

~2,800 CLUBS

As of September 30, 2025

# 1% SHIFT FROM LOCAL AD FUND TO NATIONAL AD FUND


3%
6%

Beginning in 2026


WE'RE ALL
STRONG
ON THIS PLANET™

# WORKING MEDIA

# ~10% savings

in local agency fees

As of October 2025

## INVESTING IN DCO

# DYNAMIC CREATIVE OPTIMIZATION


planet fitness
JOIN FOR
$1 Down
$24.99 a Month
CANCEL ANYTIME
DEAL ENDS SOON
• RECOVER IN THE BLACK CARD SPA®
• ACCESS TO 2,700+ LOCATIONS
• BRING A FRIEND ANYTIME
pf BLACK CARD®
ADDITIONAL FEES AND RESTRICTIONS MAY APPLY. SEE CLUB FOR DETAILS.

# INVESTING IN CRM

# CUSTOMER RELATIONSHIP MANAGEMENT



planet fitness
pf BLACK CARD
YOU'VE BEEN GOING STRONG.
NOW TAKE IT TO THE NEXT LEVEL.
Upgrade to PF Black Card® and get the first month FREE.*
Upgrade Now
MEMBERS RAVE ABOUT THE RECOVERY EXPERIENCE
"But the best part is the massage chair and HydroMassage™ bed after a workout feels amazing, just what I need after a workout"

# UNLOCKING NEW MEDIA OPPORTUNITIES

NETFLIX

prime video

twitch

NEW HEIGHTS
WITH JASON & TRAVIS KELCE

CALL HER DADDY PODCAST

Logos are registered trademarks of those brands.

# UNLOCKING NEW MEDIA OPPORTUNITIES

Logos are registered trademarks of those brands.

# ALL NATIONAL PROMOS NOW SUPPORTED BY

# NAF MEDIA DOLLARS


MEMBER
EXPERIENCE

# MEMBER-CENTERED JOURNEY MAPPING


DAY
1


DAY
100

# LEVERAGING AI



# AI PILOT



When looking at the concept below, which **benefits are most important** to you? Select all that apply.
Increase energy levels
Dial in focus
Increase vitamin C
Boost immune system
Reduce # of pills
NIKE

On-demand Research



Freddy Fit
Mildred "Marathon Milly" O'Connor
Jenny Z

Customized AI Agents



Market Analyst
Digital Marketing Strategist
Formulation Scientist
Launch Strategist

Innovation Workflows

# UPLIFTER CUSTOMER PANEL















# NEW CHANNELS

T-MOBILE TUESDAYS

nift

# NEW OPPORTUNITIES


GLP1

# KEY PRINCIPLES

1. ENHANCE CUSTOMER-FIRST MENTALITY WITH DATA & INSIGHTS
2. BUILD MORE EMOTIONAL CONNECTION WITH CONSUMERS
3. LEVERAGE OUR SCALE TO DRIVE EFFICIENCIES & EFFECTIVENESS
4. CREATE MORE SYNERGY WITH LOCAL & NATIONAL AD FUNDS
5. IMPROVING MEMBER EXPERIENCE AND LOYALTY

# planet fitness®
# INVESTOR DAY
2025

planet fitness
INVESTOR DAY
2025

# BILL BODE

## CHIEF OPERATING OFFICER

# EXECUTING A HIGH VALUE MEMBER EXPERIENCE

## PLANET FITNESS VISION

# Build the largest, most inspiring fitness community where all members are proud to belong.

1 FIRST 100 DAYS

2 FORMAT-OPTIMIZED CLUB

3 BLACK CARD SPA EVOLUTION


you belong
FIRST
100 DAYS

# Strengthen the **WELCOME** experience.



# CONNECT KEY ELEMENTS


Team Member
Club Design
Brand
In club Digital Systems
Social Media
App & Web
Comms
Member

# BEST-IN-CLASS MEMBER EXPERIENCE

**Recognition:** 'I feel seen'

**Connected:** 'I fit in'

**Continuous Value:** 'I keep getting more'

**Lightly Gated:** 'I feel special'

**Seamless:** 'It's intuitive'

**Clear Purpose:** 'I'm part of something that matters'

# Format-Optimized Club



# STATE OF STRENGTH








planet fitness

# CURRENT CLUB


planet fitness


planet fitness
= no critics



# Reduced Cardio


judgement free zone
you belong!
black card spa
functional training

## Reduced Cardio


judgement free zone
black card spa
functional training

# Expanded Free Weights


judgement free zone
you belong!

# Expanded Free Weights


judgement free zone

Mobility and Stretching
Fit Benches
HIIT Zone

planet fitness INVESTOR DAY 2025


judgement free zone
you belong!
black card spa
functional training

**Mobility and Stretching**
**Fit Benches**
**HIIT Zone**



## Additional Plate Loaded Machines

planet fitness
INVESTOR DAY
2025


judgement free zone
you belong!
black card spa
functional training

# Additional Plate Loaded Machines

planet fitness
INVESTOR DAY
2025


judgement free zone

## Half Racks – Platforms
## Turf (optional)


judgement free zone
you belong!
black card spa
functional training

**Half Racks – Platforms**
**Turf (optional)**


functional training

# NEW CLUB PERFORMANCE


JOINS
ATTRITION
NPS

# Black Card Spa Evolution




black card spa

CURRENT STATE


black card spa

FUTURE STATE



DRY PLUNGE



HYPERICE RECOVERY



RED LIGHT INFRARED SAUNA


WELLFIT.

WELLFIT SKIN HYDRATION


RED WAVE RECOVERY PRO

RED LIGHT RECOVERY PRO


RED WAVE PRO
RECOVERY
WELLFIT

# TEST & LEARN IN 2026

planet fitness INVESTOR DAY 2025

# BLACK CARD SPA AMENITIES FEEDBACK


COMING SOON!

Members try new amenities

→



Scan QR code
OR email link



→



Immediate
Member feedback

→

Assess usability
Gather feedback
Influence marketing
Influence training

PLANET FITNESS VISION

Build the largest, most inspiring fitness community where all members are proud to belong.

1. FIRST 100 DAYS
2. FORMAT-OPTIMIZED CLUB
3. BLACK CARD SPA EVOLUTION

planet fitness
INVESTOR DAY
2025

# CHIP OHLSSON

## CHIEF DEVELOPMENT OFFICER

planet fitness®

# INVESTOR DAY

2025

# ACCELERATING CLUB GROWTH

# INTERNATIONAL GROWTH

# 1 MILLION+ MEMBERS

Across our international markets

# GROWING OUR BRAND INTERNATIONALLY


SPAIN
10 CLUBS
CANADA
84 CLUBS
MEXICO
36 CLUBS
PANAMA
8 CLUBS
AUSTRALIA
25 CLUBS

**September 30, 2025*

# GROWING IN SPAIN


planet fitness


pf alfafar
planet fitness

# STRONG AUV RAMPS



Monthly AUV
AUVs
1
2
3
4
5
6
7
8
9
10
11
12
Sabadell
United States (2024 Openings)
Mexico (2022 Class & Older)

# STRONG VALUE PROPOSITION


Spain Net Promoter Score Comparison
90
80
70
60
50
40
30
20
10
0
22
27.6
81
Development Experience Corp
Sector Avg by OCP
PF

OCP
Lucas Peñas


planet fitness

# A DISCIPLINED APPROACH TO GLOBAL GROWTH

PRIORITIZING NEW MARKET OPPORTUNITIES

RECRUITING WELL-ESTABLISHED LOCAL OPERATORS

SUCCESSFULLY OPEN NEW MARKETS

Target: 1-2 new markets per year

# DOMESTIC GROWTH

# Q2 2025 U.S. RETAIL REAL ESTATE

- Record low of new supply at 6.98M SF — lowest since 2000
- Negative absorption amid retail bankruptcies – likely extend into 2026
- Availability tight at 5.3%

Source: MarketsGroup https://www.marketsgroup.org/news/us-retail-leasing-volume-declines-in-q2-2025-amid-uncertainty-lack-of-prime-supply

# STRATEGIES TO UNLOCK REAL ESTATE OPPORTUNITIES

PARTNERING WITH FRANCHISEES

RELATIONSHIPS WITH LANDLORDS

CONVERSION OPPORTUNITIES

# PARTNERING WITH FRANCHISEES

- Consents and Approvals
- Negotiations
- Leases
- Brand Favorability Data
- Portfolio Reviews
- Landlord and Retailer Decks
- Co-Tenancy
- Multiple Deals

# WHY WE'RE THE RIGHT CHOICE FOR LANDLORDS



# PLANET FITNESS DRIVES TRAFFIC TO CO-TENANTS

89% of PF Members Shop at Retailers Within Club's Center



76% of PF Members Combine Gym Visits w/ Other Shopping



# DAILY VISIT DISTRIBUTION

Specialty Food Retailer


20%
15%
10%
5%
0%
% of Visits
Monday
Tuesday
Wednesday
Thursday
Friday
Saturday
Sunday

Planet Fitness  Specialty Food Retailer

Source: Placer

# CONVERSION OPPORTUNITIES

# BEFORE


TEXAS
FAMILY FITNESS

# AFTER


planet fitness

# TEXAS FAMILY FITNESS BLACK CARD SPA

# BEFORE


KID'S CLUB
TRAINING
HEALTH
RELAX
FITNESS
RESOLVE
MOTIVATION





# TEXAS FAMILY FITNESS BLACK CARD SPA

# AFTER


black card
spa





# TEXAS FAMILY FITNESS - CARDIO AND STRENGTH

## BEFORE



## AFTER



# TEXAS FAMILY FITNESS - CARDIO AND STRENGTH

## BEFORE



## AFTER



# CONSTRUCTION EFFICIENCIES

# AVERAGE CLUB COST*

# ~$3.0M


planet fitness

*Actual 2025 construction cost depends on market, size of club, and other external factors.

# INNOVATIONS SUMMARY

## LOBBY

- Remove standalone counter
- Reduce size
- Integrate iPads into front desk

## LOCKER ROOMS

- Move behind front desk
- Reduce size
- Explore open ceiling
- Explore shower partition

## BLACK CARD SPA

- Reposition
- Recovery modalities
- Enhance visibility

# CONSTRUCTION COST TARGET REDUCTION

## Category:

Walls & Finishes

Ceilings & Structural

Fixtures

Signage, Glass & Branding

= >10% savings

# CONCEPT CLUB

# CONCEPT LAYOUT


black card spa


WE'RE ALL STRONG ON THIS PLANET™



# UNLOCKING TERRITORY FOR GROWTH

# PROACTIVE ADA OPTIMIZATION

## Right Territory - Right Real Estate - Right Franchisee

**INCREASED THE PIPELINE BY 28% ACROSS A SUBSET OF RECENTLY REVIEWED ADAs***


16%
6%
18%
60%

- Amended resulting in increased pipeline
- Terminated & resold to incumbent franchisees resulting in increased pipeline
- Recast with increased pipeline, and resold to existing franchisee
- Transferred resulting in increased pipeline

*During 2025

# ESTABLISH FRANCHISE SALES FUNCTION

## Key actions to drive accelerated growth:

### DEDICATED SALES LEADER

- Diversify and augment franchisee base
- Qualify and close on new franchisee leads
- Identify and close new/expanded ADAs with existing franchisees
- Cultivate expanded broker network
- Educate major landlords on PF value proposition as a tenant

### FRANCHISE SALES TOOLS

- Smaller ADAs, shorter timeframes with local owner/operators
- Create digital marketing plan (SEO & SEM)
- Calibrate real estate data and analytics

planet fitness®

# INVESTOR DAY

2 0 2 5

planet fitness
INVESTOR DAY
2025

# JAY STASZ

## CHIEF FINANCIAL OFFICER


WE'RE LEVERAGING OUR SCALE TO:
DRIVE PROFITABLE GROWTH
EXPAND OUR COMPETITIVE EDGE
STRENGTHEN OUR INDUSTRY LEADERSHIP


PLANET FITNESS IS...
AN INDUSTRY-LEADING FRANCHISED GROWTH COMPANY WITH A CAPITAL-LIGHT MODEL THAT DELIVERS STRONG CASH FLOW

# CONSISTENT TRACK RECORD OF GROWTH


Total Units
Franchised
Corporate-owned
CAGR: 5.9%
2,124
2,254
2,410
2,575
2,722
2,795
103
112
234
256
277
281
2,021
2,142
2,176
2,319
2,445
2,514
2020
2021
2022
2023
2024
Q3 2025
% Fran.
95%
95%
90%
90%
90%
90%


Total Members
CAGR: 9.4%
13.5M
15.2M
17.0M
18.7M
19.7M
20.7M
2020
2021
2022
2023
2024
Q3 2025

# CONSISTENT TRACK RECORD OF GROWTH


System-wide Sales ($M)
Franchised
Corporate-owned
CAGR: 8.4% [1]
$2,406
$117
$2,289
$3,380
$171
$3,209
$3,935
$398
$3,537
$4,461
$476
$3,985
$4,825
$515
$4,310
$5,170
$547
$4,623
2020
2021
2022
2023
2024
Q3 2025
% Growth
40%
16%
13%
8%
7%


Adjusted EBITDA [2] ($M)
% Margin
CAGR: 11.8% [1]
33%
42%
42%
43%
44%
45%
$119
$222
$366
$435
$488
$536
2020
2021
2022
2023
2024
Q3 2025
FCF [3]
$66
$168
$266
$299
$333
$381

1. See the appendix at the end of the presentation
2. Reflects 2019 to LTM Q3 2025 CAGR excludes impact of COVID-19 pandemic in 2020
3. Free cash flow (FCF) defined as Adjusted EBITDA less Capital Expenditures.

# CONSISTENT TRACK RECORD OF SCS GROWTH

## Pre-COVID:

**53**

straight quarters

## Current:

**17**

straight quarters[1]

1. Through Q3 2025

## 1 CLUB LEVEL RETURNS

## 2 CAPITAL ALLOCATION STRATEGY

## 3 3 YEAR GROWTH ALGORITHM

# 1 CLUB LEVEL RETURNS

# STRENGTHENING CLUB RETURNS

- New growth model
- CC and BC price increase
- Blue Ribbon team
- Strategic imperatives
- Value engineering
- Procurement

# SUCCESSIVE COHORTS RAMPING FASTER IN FIRST YEAR OPEN

planet fitness INVESTOR DAY 2025

**New clubs opened in U.S. since 2H 2024 benefitting from New Growth Model and Classic Card price increase**



Monthly AUV Ramp by Cohort
AUV$s
1
2
3
4
5
6
7
8
9
10
11
12
Months Open
1H-25 New Clubs
2H-24 New Clubs
2021 to 1H-24 New Clubs
IRR Target

# 2 CAPITAL ALLOCATION

# CAPITAL ALLOCATION PRIORITIES

| | | |
|---|---|---|
| 1 | Invest in the Business | Investing in growth |
| 2 | Shareholder Return | Committed to share buyback program |
| 3 | Optimized Capital Structure | Operating within target leverage levels |

# DISCIPLINED INVESTMENT IN BUSINESS FOR GROWTH

## Focused on highest return opportunities:

- Scalable technology
- Innovation
- Corporate clubs
- Opportunistic

# RETURNED

# $1.5B

**TO SHAREHOLDERS**
**VIA SHARE REPURCHASES**
**SINCE 2018**

# OPTIMIZED CAPITAL STRUCTURE


Gross Leverage Ratio
7.0x
6.0x
5.0x
4.0x
3.0x
Target Leverage Range = 4.0-6.0x
4.7x
4.6x
4.4x
4.8x
4.7x
4.5x
4.4x
4.2x
4.1x
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Total Debt/AEBITDA

**Drivers**

**High End of Range**
- Lower rate environments
- Strategic Investments

**Low End of Range**
- Higer rate environments
- Maintain debt capacity

**Debt structure and capacity allows for capital efficiency and reasonable leverage ratios**

# 3 YEAR GROWTH ALGORITHM

# 2026 - 2028 GROWTH ALGORITHM

| Low-Double Digit % CAGR | Mid-Teens % CAGR | Mid-to-High Teens % CAGR |
| --- | --- | --- |
| Revenue | Adjusted EBITDA | Adjusted EPS |

# REVENUE

## 3-Year Growth Targets

Low-Double Digit %
CAGR

- **Same Club Sales** — Mid-Single %
  - Rate ~75 %
  - Volume ~25 %
- **New Club Unit Growth** — 6-7 %
  - Franchise
    - Domestic
    - International
  - Corporate

# ADJ. EBITDA

## 3-Year Growth Targets

Mid-Teens %
CAGR

↓

**Expenses grow less than revenue**

↙ ↘

- Corporate Club 4-Wall Margin Expansion
- SG&A Leverage

# ADJ. EPS

**3-Year Growth Targets**

Mid-to-High Teens %
CAGR

- Interest Rates
- Share Repurchase

# 2026 - 2028 GROWTH ALGORITHM

planet fitness
INVESTOR DAY
2025

| Low-Double Digit % CAGR | Mid-Teens % CAGR | Mid-to-High Teens % CAGR |
|---|---|---|
| Revenue | Adjusted EBITDA | Adjusted EPS |


PLANET FITNESS IS...
AN INDUSTRY-LEADING
FRANCHISED GROWTH COMPANY
WITH A CAPITAL-LIGHT MODEL
THAT DELIVERS STRONG CASH FLOW

# planet fitness®

# INVESTOR DAY

2025